NAVISTAR

For more than 175 years
we've been helping people from every corner of the world
move the goods that move the welfare of entire nations.

NAVISTAR

NYSE: NAV 1 1st Quarter 2010 Earnings Presentation March 10, 2010 Exhibit 99.1

NYSE: NAV
2 2
Safe Harbor Statement
Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this presentation and the Company assumes no obligation to update the information included in this presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see Item
1A, Risk Factors,
included within our Form 10-K for the year ended October 31, 2009, which was filed on
December 21, 2009.   Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above.
Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-
looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
3 3
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain Non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs).
It also excludes financial services and other expenses that may not be related to the core manufacturing business.  Management often uses this information to assess and measure the performance of our operating segments. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

GREAT PRODUCTS
COMPETITIVE COSTS
PROFITABLE GROWTH

- Goal of:
  - $15 billion in revenue
  - $1.6 billion in segment profit at peak of cycle
  - Profitable at all points in the cycle
- Revised goal of:
  - ✓$20 billion in revenue
  - ✓$1.8 billion in segment profit at average of cycle
  - ✓Proven

NAVISTAR

NYSE: NAV
4 4
•
Focus is on reducing impact of cyclicality
– Non-traditional/expansion markets
– Grow parts
•
Improve cost structure while developing synergistic
niche businesses with richer margins
•
Improve conversion rate of operating income into
net income
•
Controlling our Destiny
Strategy: Leveraging What We Have and
What Others Have Built
4

NYSE: NAV
5
What We Said at Analyst Day….
Past Objective Status Next
$15 billion revenue at
peak
2008 at low industry • $20+ billion
$1.6 billion segment
profit at peak industry
Ready – when market
returns
• Global impacts
Profitable at bottom
(while investing)
2008/2009/2010 while
we invest in the future
Cash
Best results in N.A.
industry
• Improve core margins
while growing global
business
Postretirement Contained • Permanent fix
Capital structure Parent - Finalized
Financial Services - TBD
• Where to invest excess
cash
5

NYSE: NAV
6 6
What We Said at Analyst Day….
2010 Outlook - $1.75 to $2.25 EPS
2010 vs. 2009 Note
Industry U.S. &
Canada
+5% to 10% 1
st
half flat/3
rd
qtr down/4
th
qtr
up
Diesel Ford concluded
12/31/2009
1
st
3-4 months 2010 engine
transition
Military revenue Down $700M to $900M $500M Truck $200M Parts
Interest expense GAAP interest expense up
~$60M
Cash interest expense down
$6M in FY2010
Truck margins • Same as 2009 in 1
st
half
• Up in 2
nd
half
• Same as 2009 in 1
st
half
• Up in 2
nd
half
Global/niche
markets
Up in 2
nd
half Mahindra launch 1
st
half
NC2 – 2011+
R&D Similar
Other 2010 launch costs $50M Mostly 1
st
half
6

Quarterly Truck Chargeouts

Quarterly Engine Shipments

Consolidated Revenues ($ in millions)

NAVISTAR

NYSE: NAV
7
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
1Q09 1Q10
0
5,000
10,000
15,000
20,000
25,000
1Q09 1Q10
Traditional Expansionary
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
1Q09 1Q10
All Other U.S. and Canada Ford
2010 1Q Information
14,800
$2,809
Key Take Away:
• Q1 seasonally lower operating days
• Q1 2010 military revenue $350 million
compared to $960 million in Q1 2009
• Ford diesel production ceased 12/31/09
15,300
4,900
3,900
12,600
24,700
38,300
49,100
50,900
73,800
19,700
19,200*
$2,970
*Note: Expansionary excludes 900 units from BDT (F650 & F750) consolidation as well as 600 units from Monaco towables.

Quarterly Manufacturing Segment Profit ($ in millions)

Quarterly Profit Before Tax ($ in millions)

Quarterly Diluted Earnings Per Share

NYSE: NAV
2010 1Q Information:
Profitable at all points in the cycle
Key Take Away:
• Cost of production reduced due to Chatham,
Conway, and material savings
• Taxes $15 million higher than Q109
Note:  This slide contains both GAAP and non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
(A) 1Q09 information excludes a benefit of $196M due to the Ford Settlement.
(B) 1Q10 includes a benefit of $17 million due to the Ford settlement and also a charge of $12 million related to settlement of various tax contingencies related to Brazil; excludes net income attributable to non-controlling interests.
$211
$168
$0
$50
$100
$150
$200
$250
1Q09 1Q10
$37
$25
$0
$5
$10
$15
$20
$25
$30
$35
$40
1Q09 1Q10
$0.67
$0.23
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
1Q09 1Q10
(A)
(A)
(A)
(B)
(B)
(B)
8

NYSE: NAV
9
What We Said at Analyst Day…
• Market Share expected 2010
– Bus up; Severe Service up; Medium up
– Heavy 25% average for year
– Transition in 1
st
half of 2010
– Industry move to 13L
• 2010 Emissions
– Ready with improvements
– 15L launch pulled up
• Military $2 billion ongoing
– Opportunity for more in 2010
• Other Growth
– Mixers
– Class 4/5
– Global
• Controlling our Destiny
– Pure Power Technologies
• Balance Sheet Improvements

NYSE: NAV
10 10
Medium
Truck
Great Products –
Market Share
60% Market Share
1Q10
Severe
Service
Truck*
Heavy
Truck
FY07 60%
FY08 55%
FY09 61%
1Q10 60%
*Excludes U.S. Military shipments. See market share slide in appendix for shipments with and without military shipments.
FY07 36%
FY08 36%
FY09 35%
1Q10 33%
FY07 25%
FY08 27%
FY09 34%
1Q10 34%
FY07 15%
FY08 19%
FY09 25%
1Q10 23%
Class 8**
School
Bus
(U.S. & Canada)
**Market share based on brand
33% Market Share
1Q10
34% Market Share
1Q10
23% Market Share
1Q10
26% Market Share
1Q10
School Bus & Combined Class 6-8 Market Share –
1Q FY08:          ; 1Q FY09:           ; 1Q FY10:

NYSE: NAV
11 11
2010 Heavy Strategy
11
2010 Goal – Maintain 25%
Heavy Market Share
2010 Strategy
– Utilize transition inventory
– Convert customers to 13L
–
Drive customer –
pre/post buy
27%
23%
21%
22%
23%
24%
25%
26%
27%
28%
1st Half 2010 2nd Half 2010
U.S. & Canada Heavy Market Share
~
~
15%
19%
25%
0%
5%
10%
15%
20%
25%
30%
FY07 FY08 FY09
Market Share
Class 8 Heavy Truck
2009 Transition 2010
Big Bore
11L-15L
11L/13L
46%
15L
54%
<425 hp
12%
425 -455 hp
64%
475 -550 hp
24%
MaxxForce
®
11L/13L
330 hp-475 hp @ 1900
rpm
1250 -1700 hp lb. –ft.
@ 1000 rpm
Configurations

#1

Application for clear EGR advantage	
Bus:	10%
Medium:	24%
Severe Service:	20%
Heavy Day Cab:	16%
TOTAL:	70%

#2

#1

#1

NAVISTAR

NYSE: NAV
12 12
Advanced EGR Gives Us a
Competitive Advantage
60% Market Share
1Q10
School
Bus
33% Market Share
1Q10
34% Market Share
1Q10
Severe
Service
Truck*
Heavy
Truck**
23% Market share
1Q10
Medium
Truck
*Excludes U.S. Military deliveries
**Market share based on brand
30%
36%
51%
0%
10%
20%
30%
40%
50%
60%
FY 2008 FY 2009 4 mos. ended
February 2010
U.S. & Canada School Bus and Class 6-8
Order Receipt Share
2009 Industry:
Heavy Day Cab – 16%
Heavy Sleeper – 30%

NYSE: NAV
13 13
Summary – 2010 Emission Strategy Status
2010 emission strategy on/ahead of schedule
• All engines will be between 0.4 and 0.5 NOx
• Engine durability testing is on track and plan to over-test and stress many parts of the system
• In most cases, vehicles will have equal to or better fuel economy than 2009 vehicles
• Base engine will have less heat than 2009 engines
• ProStar
®
vehicle weight will be reduced by over 700 lbs
• 100 test vehicles in operation today
• School bus – 2010 diesels in market – performing

NYSE: NAV
2010 vs. 2007 Total Vehicle Specs
EGR - Navistar
Engine Truck Total Vehicle
Weight Better Better Down
Performance Better Better Better
Life Same Better Better
Fuel economy Better Neutral Better
After treatment NA No change No change
UREA - SCR
Total Vehicle
UREA usage ???
Urea cost Up
Smoke test underway in the wind tunnel.
Photos Credit: Lawrence Livermore National Laboratory
14

NYSE: NAV
15 15
Navistar Defense 2010 Sales Mix
Goal:  $2 Billion Sustainable
Prior outlook provided on January 19th Updated outlook
~ $2.0 - $2.2 Billion Revenue
Parts
Capability
Insertion
Vehicles
2010
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Parts
Firm Orders
~ $1 Billion Revenue
Opportunity (strong confidence)
~ $1.0 - $1.2 Billion Revenue
~ $2.4 - $2.6 Billion Revenue with potential upside
Parts
Capability
Insertion
Vehicles
2010
U.S. and FMS
Vehicles
Direct Foreign
Vehicles
Services
Parts
Firm Orders
~ $1.7 Billion Revenue
Opportunity (strong confidence)
~ $0.7 to $0.9 Billion Revenue

NYSE: NAV 16 16 DXM Retrofit Opportunities Dash production with DXM Suspension Fielded Dash DXM upgrade DXM upgrade via rolling chassis BDAR or value based decision for all variants

NYSE: NAV
17 17
MRAPs to Support Allies
Defense Secretary Gates Pledges MRAPs to International Security
Assistance Force Partner Nations
Navistar Defense is leading
“Category I” MRAP provider
•6,444 MRAP units fielded
•Supporting ISAF builds Navistar’s
global network

NYSE: NAV
18 18
Recent Awards and Opportunities
MaxxPro
®
Dash with DXM
Independent Suspension
• $752 million for 1,050 units
• Deliveries to begin in April
• Completed by the end of summer 2010
DXM Suspension provided by
Hendrickson and AxleTech
• Added mobility
• Ease of integration for in-theater retrofits
-1,222 MaxxPro
®
Dash units fielded
- 5,222 MaxxPro
®
units fielded
- 8,100 International
®
7000 Series
units fielded with Afghan National
Army/Afghan National Police

CONTINENTAL mixers

12,000
10,000
8,000
6,000
4,000
2,000
0
Mixer Volume
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

NAVISTAR

NYSE: NAV
19 19
Total U.S. Mixer Market
Business and Market Overview
Great Products
Concrete Mixer Industry
Body/Chassis/Engine Integration
• Cost reduction
• Functionality
• EGR benefits
• Eliminate waste
• Portfolio expansion
• Market impacted by construction collapse
• 2009 historic low
• Anticipate gradual recovery in 2010 and beyond
Expanded North America Distribution
• 30 Navistar dealers with Continental contract
• 50% more than top competitor
• One stop sales, parts, service for body and chassis
FY 2010
fcst ~3,000
• Market – 80% rear discharge
• Market share target >30%
• Global expansion – Latin America, India, Mexico

NYSE: NAV
20 20
Next Up – Truck
Class 4/5
Enablers to Future Integrated Products
DuraStar DuraStar Cab Cab
Day, Extended & Crew
CF Chassis CF Chassis
Drop Rails Drop Rails
MaxxForce MaxxForce 7 7
®
Engine Engine
Leveraged Our Assets
Leveraged Our Assets
0%
10%
20%
30%
40%
50%
60%
70%
80%
Industry Sales: 4,5 - 6,7 percent mix of trucks
GVW 4,5
GVW 6,7
• Market has shifted from 6/7 to 4/5
• Prior to exiting, GM had 20% market share with a
focus on commercial and retail
• Only product in this class with customer friendly
EGR diesel engines
• 20% of commercial customers buy 76% of the
industry volume, and we already sell to most of
these customers
• Opportunity for significant advantage in complex
body applications (i.e. utility and ambulance)

NYSE: NAV
21 21
Next Up – Bus
Type A School
0
10
20
30
40
50
60
70
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
0
10
20
30
40
50
60
70
School Bus Results
8 Body Companies
4 Chassis Suppliers
3 Integrated Mfrs
14 Body Companies
4 Chassis Suppliers
1+ Integrated Mfrs
Commercial Bus Vision
2006 2016
Cutaway Commercial
Market size: 10K
Market size: 8K

North America
359K
Western Europe
342K
Russia
152K
China
785K
Turkey
21K
Middle East
53K
India
239K
Mexico
37K
Mercosur
142K
Other LA
40K
South Africa
22K
Australia
25K

NAVISTAR

NYSE: NAV 22 22 Global Demand 2008 Global Market U.S./Canada Market = 359,000 Rest of World = 1,858,000 Sources: Compilation of JD Power 2008, World Truck Manufacturers Report, Econometrix

NYSE: NAV 23 23 Tailored to the Region Faster Development Higher Quality Lower Costs Differentiation Leveraging Our Assets: Common Platforms

NYSE: NAV 24 24 MNAL Launch • Full range of benchmark cabover products • Proprietary dump bodies and buses • Proprietary engines • Cost structure tailored to local market 24

NYSE: NAV
25 25
Next Up – Global Truck
Global
United States & Canada
Our International
®
ProStar
®
made its
industry debut February 10 at the
recently inaugurated service, parts and
sales facilities of Tracto Camiones
USA in Lima, Peru.
15%
19%
25%
0%
5%
10%
15%
20%
25%
30%
FY07 FY08 FY09
Market Share
Class 8 Heavy Truck

NAVISTAR

CATERPILLAR

Mahindra NAVISTAR

[NC]2

NAVISTAR

NYSE: NAV
26 26
Leveraging our Assets
• Full range of benchmark cabover products
• Proprietary dump bodies and buses
• Proprietary engines
• Cost structure tailored to local market
• $110 to $130 million total revenue
projected for 2010
Note:  Mahindra FY – April to March
Mahindra/Navistar J.V. is a 51%/49% joint venture
150,000
170,000
190,000
210,000
230,000
250,000
270,000
290,000
310,000
330,000
350,000
FY 2009
Actual
FY 2010
Estimate
FY 2011
Estimate
FY 2012
Estimate
Overall commercial vehicle industry
(in units)
• Product technology
• Manufacturing
• International brand equity
• Selling expertise/
marketing
• Great global brand
• Strong global distribution
• Extensive customer
relationships
• Complementary technical
skills
• Productions expected in early 2011 for North
American strategic alliance
strategic alliance with projected
revenues of $200 to $300 million at full production
• 50/50 joint venture for commercial trucks outside of
North America
- $300 to $400 million total JV revenue project for
2011 on volume of 3,000 to 4,000 units

NYSE: NAV 27 27 1Q 2010 Financial Summary • Manufacturing Cash • Capital Structure • Below the Line Items • Summary

NYSE: NAV
1Q 2010 Manufacturing Cash
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation.
Memo:
•Intercompany receivable from NFC used for bridge until strategic deal with GE completed
•Lower engine production/Ford
•Lower truck production – Garland & Bus due to shutdown
•Transition engine bank
October 31, 2010 ending manufacturing cash and marketable securities $1,152
EBITDA* $124
Change in net working capital ($486)
Other cash flow from operations $28
Cash flow from operations ($334)
Capital / investment spending ($84)
Financing cash flow (including exchange rate effects) ($66)
Net change in manufacturing cash ($484)
January 31, 2010 manufacturing cash and marketable securities $668
Reversal of cash attributable to non-controlling interest ($8)
January 31, 2010 ending manufacturing cash and marketable securities attributable to controlling interest $660
*Includes depreciation of equipment leased to others
28

NYSE: NAV
29 29
What We Said at Analyst Day….
Capital Structure – Refinance to Create Value
• Refinanced $1.5 billion -
long-term structure with
staggered maturities
– 5 year/12 year
– No dilution until >$60/share
• Manufacturing debt is cost
effective: 6.34% annual cash
interest
29
NIC – Status
NFC – Status
• 2009 systematic refinancing
• Three-year bank facility in place
• Position to fund expansion
NIC – What’s Next
NFC – What’s Next
• Focus on strategy execution • 2010 – Challenge is fleet financing

NAVISTAR®

NAVISTAR FINANCIAL

GE Capital

NAVISTAR

NYSE: NAV
30 30
Strategic Alliance with GE Capital
Leveraging what we have and what others have built
• Wholesale vehicle and
parts financing, and
factored fleets in the U.S.
• Wholesale vehicle and
parts financing, and retail
financing in Mexico
Financing the sale of Navistar products
New Retail Program in the U.S.
•Aligns with stronger partner
•Strengthens product offerings:
– Enhanced ability to support large
fleets
– Leasing
– Syndications
• Reduces leverage
• Retail financing in the U.S.
• Wholesale vehicle and
parts financing, and retail
financing in Canada

NYSE: NAV 31 31 $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 FY 2006 FY 2007 FY 2008 FY 2009 FY 2010 Q1 Future NFC Debt

NYSE: NAV
32 32
Postretirement Pension & Health Care
• Closed plan to new entrants in 2002
- Majority of new entrants closed in 1996
- Annual service cost is decreasing
• 2009 higher cost caused by 2008 market decline
- Revised investment strategy/investment advisor
- FY2009 return 15.8% for pension plan and 15.6% for OPEB
- Expect cost to improve/neutral
• Aggressive cost control, without service cuts (health care)
- Cost contained
• Next steps
Contained
Note: For further information, please see FAQ in the appendix.

NYSE: NAV
33 33
2010 Outlook – $1.75 to $2.25 EPS
33
* Represents Corporate and Eliminations Interest Expense as shown in Footnote 14, Segment Reporting, of 2010 First Quarter 10Q.
2010 vs. 2009
2nd
Quarter Full Year Note
Industry – U.S.
& Canada
Flat to slightly up Down • 1
st
half flat
• 2
nd
qtr / 3
rd
qtr down
• 4
th
qtr up
Diesel
Ford concluded 12/31/2009 2010 product
launches
• 1
st
half 2010 engine transition
• 2010 Product Launches
Military
revenue
$2.4B to $2.6B with upside Clarification of
capability insertion
program – timing
Capability insertion program timing
could drive revenues higher
Mfg. interest
expense
GAAP interest expense up
~ $60M
Similar to Q1 2010 Timing of cash interest expense
down $6M in FY 2010
Truck margins
• Same as 2009 in 1
st
half
• Up in 2
nd
half
Same as 2009 • Same as 2009 in 1
st
half
• Up in 2
nd
half
Global/niche
markets
Up in 2
nd
half Product launch Investing in future growth
R&D
Similar Incr. launch spend Similar to 2009 spend
Other
2010 launch costs $50M Incr. launch spend Mostly 1
st
half

NYSE: NAV
34 34
2010 Outlook & Beyond
• Strong results in a down economy
– Profitable 1
st
quarter
– Product cost savings
– Controlled discretionary spending
– Capital structure NFC
• Military opportunities – finalize timing
• Investing in future growth – global strategy
• Positioned well for economic recovery

NYSE: NAV 35 Appendix

NYSE: NAV
Manufacturing Cash Flow
($ in millions)
Note:  This slide contains non-GAAP information, please see the Reg G in appendix for detailed reconciliation
36
Beginning Mfg. Cash
1
Balance Fiscal 2007 Fiscal 2008 Fiscal 2009 Q1 2010
October 31, 2006 $1,214
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009 $1,152
Approximate Cash Flows:
From Operations ($231) $414 $514 ($334)
Dividends from NFC $400 $15 $0 $0
From Investing / (Cap Ex) ($200) ($220) ($284) ($84)
From Financing / (Debt Pay Down) ($480) ($133) $56 ($59)
Exchange Rate Effect $19 ($21) $9 ($7)
Net Cash Flow ($492) $55 $295 ($484)
Blue Diamond Consolidation $0 $0 $80 $0
Ending Mfg. Cash
1
Balance:
October 31, 2007 $722
October 31, 2008 $777
October 31, 2009
2
$1,152
January 31, 2010
2
$668
1
Cash = Cash, Cash Equivalents & Marketable Securities
2
Includes cash attributable to non-controlling interest

NYSE: NAV
37
Impact of Ford Settlement on 2009
Business Impact of Settlement
• Loss of U.S. automotive customer
• Less intensive capital/product requirements
• Restructured business
• Impact of increased equity stake in BDT & BDP
Note: For additional
information, please see
footnote 2, Ford settlement
and related charges,  of our
10Q filed on March 9, 2010.
Settlement and Related Restructuring - 2009 PBT Impact
(in millions)
Q1 Q2 Q3 Q4 Full Year
Cash 200 $            200 $
Warranty 75                 75
Restructuring charges (58)               3                   (4)              (59)
Other related income (expense) (27)               (35)               18                 (12)            (56)
190 $            (32) $            18 $              (16) $         160 $
Actual

NYSE: NAV
38 38
Market Share – U.S. & Canada School Bus and Class 6-8
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Full Year 1st Q 2nd Q 3rd Q 4th Q Jan. YTD
Bus (School) 57% 57% 48% 58% 55% 56% 60% 61% 66% 61% 60% NA NA NA 60%
Medium (Class 6-7) 34% 35% 39% 35% 36% 30% 39% 33% 39% 35% 33% NA NA NA 33%
   Heavy (LH & RH) 16% 15% 19% 25% 19% 24% 23% 29% 24% 25% 23% NA NA NA 23%
Severe Service 28% 26% 26% 29% 27% 32% 36% 33% 33% 34% 34% NA NA NA 34%
Combined Class 8 20% 19% 21% 26% 22% 26% 28% 30% 27% 28% 26% NA NA NA 26%
Combined Market Share 27% 27% 28% 32% 29% 30% 35% 36% 36% 34% 31% NA NA NA 31%
2010
Market Share - U.S. & Canada School Bus and Class 6-8
2008 2009

NYSE: NAV
39 39
Truck Chargeouts
Note: Information shown below is based on Navistar’s fiscal year
Fiscal year 2008 1Q08 2Q08 3Q08 4Q08 Full Year 2008
BUS 3,100 3,300 2,700 4,400 13,500
MEDIUM 3,700 6,300 5,800 4,500 20,300
HEAVY 2,600 3,900 4,500 7,800 18,800
SEVERE 2,400 3,400 3,300 3,700 12,800
TOTAL 11,800 16,900 16,300 20,400 65,400
MILITARY (U.S. & Foreign) 1,600 2,200 2,300 2,600 8,700
EXPANSIONARY 5,900 8,100 8,400 5,700 28,100
WORLD WIDE TRUCK 19,300 27,200 27,000 28,700 102,200
Fiscal year 2009 1Q09 2Q09 3Q09 4Q09 Full Year 2009
BUS 2,700 3,100 3,500 4,500 13,800
MEDIUM 3,200 3,400 2,600 3,800 13,000
HEAVY 6,100 3,200 4,500 5,300 19,100
SEVERE 2,800 2,700 2,800 2,700 11,000
TOTAL 14,800 12,400 13,400 16,300 56,900
MILITARY (U.S. & Foreign) 2,500 2,100 1,200 2,000 7,800
EXPANSIONARY 2,400 1,900 2,400 5,400 12,100
WORLD WIDE TRUCK 19,700 16,400 17,000 23,700 76,800
Fiscal year 2010 1Q10 2Q10 3Q10 4Q10 Full Year 2010
BUS 3,100 NA NA NA 3,100
MEDIUM 3,900 NA NA NA 3,900
HEAVY 5,200 NA NA NA 5,200
SEVERE 3,100 NA NA NA 3,100
TOTAL 15,300 NA NA NA 15,300
MILITARY (U.S. & Foreign) 900 NA NA NA 900
EXPANSIONARY 4,500 NA NA NA 4,500
NA NA NA
WORLD WIDE TRUCK 20,700 NA NA NA 20,700

NYSE: NAV
40 40
World Wide Engine Shipments
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 47,000   55,300   25,200   24,500   152,000
Other OEM sales 25,900   31,500   34,100   37,100   128,600
Intercompany sales 12,900   15,700   20,000   16,300   64,900
Total Shipments 85,800   102,500 79,300   77,900   345,500
Navistar 1st Q 2nd Q 3rd Q 4th Q Full Year
Ford 14,100   29,000   26,200   44,300   113,600
Other OEM sales 22,500   22,200   24,600   29,100   98,400
Intercompany sales 14,300   12,700   12,800   17,500   57,300
Total Shipments 50,900   63,900   63,600   90,900   269,300
Navistar 1st Q 2nd Q 3rd Q 4th Q Jan. YTD
OEM sales - South America 31,000   NA NA NA 31,000
Ford sales - U.S. and Canada 24,700   NA NA NA 24,700
Other OEM sales 1,700     NA NA NA 1,700
Intercompany sales 16,400   NA NA NA 16,400
Total Shipments 73,800   NA NA NA 73,800
2010
2008
2009

NYSE: NAV
41 41
Order Receipts – U.S. & Canada
Percentage
2010 2009 Change Change
1,600 3,200 (1,600)      (50)
7,100 2,800 4,300        154
Class 8 heavy trucks 6,200 5,400 800           15
Class 8 severe service trucks 3,400 2,400 1,000 42
18,300 13,800 4,500        33
9,600 7,800 1,800        23
Three Months Ended
January 31,
Order Receipts: U.S. & Canada (Units)
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks

NYSE: NAV
42 42
NFC Liquidity Remains Strong
Retail Notes Bank Facility
•
NFC had total available undrawn committed funding of more than $500M at 01/31/2010
- NFC refinanced its bank revolver in December
- Since November, NFC has sold $600M of wholesale floor plan notes to support dealer inventory funding
- On 02/15/10 we refinanced with a new TALF eligible transaction in the amount of $250M
• NFC profitability rebounded in 2009 and looks to hold steady in 2010
– Margins improving
– Portfolio quality stabilizing for several quarters
– Interest rates stabilized
• $500M revolving warehouse (TRIP)
– Acquired notes sold into TRIP
– TRIP warehouses, then securitizes
via bank conduits
• TRIP terms
– Matures June 2010
On-balance sheet
• $815M facility
– Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
– Matures December 2012
On-balance sheet
• Situation as of 01/31/2010
– ~$1.1B funding facility
(NFSC)
– Available $300M
• NFSC terms
– Bank conduit portion (VFC)
renewed August 2009
– Public portions mature:
February 2010 and October
2012
Off-balance sheet

NYSE: NAV
43 43
International Dealer Stock Inventory (Units)
*
U.S. and Canada Dealer Stock Inventory
*Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include Workhorse Custom Chassis inventory.
-
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
11,000
12,000
13,000

NYSE: NAV
44 44
Frequently Asked Questions
Q1: What should we assume for capital expenditures in 2010?
A: For 2010, excluding our NFC and Dealcor acquisition of vehicles for leasing, we expect our capital expenditures to be below our normal $250 million to $350 million range. We continue to fund our strategic programs.
Q2: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q3: How many Dealcor dealers did you have as of January 31, 2010?
A: Of our 281 primary NAFTA dealers, we have ownership interest in 16 DealCor dealers as of January
31, 2010. We expect to further reduce our DealCor dealers before October 31, 2010.
Q4: What percentage of truck purchases do you fund?
A: We consistently fund about 95% of floor plan inventory for our dealers in the U.S. and approximately
9-12% of retail purchases.
Q5: When is the next refinancing due at NFC?
A: Our TRIP facility, which we use as a warehouse for our retail notes, is due for renewal in June 2010.
We are still working through our plans relative to TRIP but at present do not expect to need to renew this type of facility.

NYSE: NAV
45 45
Frequently Asked Questions
Q6: Are there any requirements for NFC leverage?
A: NFC is compliant with our revolver leverage covenant of 6 to 1. This ratio calculation excludes qualified retail and lease securitization debt.
Q7: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio in traditional private or public securitizations, and through our bank facility.
Q8: How are your dealers doing?
A: We think our dealers, which have always been one of our strengths, are well positioned.  We traditionally have not had any significant dealer losses and expect that trend to continue in the future.
Q9: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates)
and are usually in line with the market.
Q10: How is your NFC portfolio performing?
A: The portfolio is performing as we would expect. Repossessions, past due accounts and losses peaked in 2008 and have continued to gradually show improvement, consistent with prior cycles.

NYSE: NAV
46 46
Frequently Asked Questions
Q11: What is your total amount of capacity at NFC?
A: Total availability in our funding facilities is more than $500 million as of January 31, 2010.
Q12: How does your NFC derivative expense compare to last year?
A: Our derivative expense for Q1 2010 was $4 million, which compares favorably to our derivative expense of $22 million for the three months ended January 31, 2009.
Q13: How do your repossession percentages compare to the overall size of your portfolios?
A: Repossessions as a percent of retail balances were approximately 3.8% for Q1 2010.
Q14: What is the current JLTV status?
A: Navistar and BAE completed the Critical Design Review (CDR) in November 2009. The CDR was
completed as part of the 27-month JLTV Technology Development (TD) contract received in October
2008. The CDR marks the completion of the design process and the start of vehicle integration, assembly, test and checkout (IAT&C) activities to deliver test vehicles to the government by May 2010.
Australia and India have also joined the program and interest has been expressed by Canada, Israel and Britain.

NYSE: NAV
47 47
Frequently Asked Questions
Q15: What changes have occurred in Defense spending due to the increase in troops heading to
Afghanistan?
A: According to a Pentagon reprogramming document signed on December 1, the Defense Department is shifting $2.7 billion from the Mine Resistant Ambush Protected vehicle fund. Approximately $1.8 billion will go to the MRAP account for government furnished equipment, engineering change proposals, and initial logistics support for operating forces in Afghanistan.
Q16: Why did Navistar select the DXM independent suspension over other systems?
A: Navistar conducted an extensive industry study to determine which product performs well and can be easily retrofitted onto the MaxxPro
®
vehicle design. The DXM is a no-compromises solution that can also be integrated into MaxxPro
®
vehicles currently in theater.
Q17: When will MXT Tactical Support Vehicles (Husky) arrive in theater?
A: Vehicles for the U.K. are currently being deployed to Afghanistan.
Q18: Will Navistar submit a proposal for the Ground Combat Vehicles program?
A: We are currently evaluating the government’s request for proposals to determine the potential opportunities for Navistar.

NYSE: NAV
48 48
Frequently Asked Questions
Q19: What are the 2010 emissions requirements?
A: The rules allow manufacturers to go to 0.5 NOx if they clean up the environment earlier with advanced technology; manufacturers need to be at 0.2 NOx if they choose not to introduce advanced technologies earlier.
Q20: How much net operating losses remains, and why is there still a valuation allowance against deferred tax assets?
A: The Company has approximately $288 million of U.S. federal net operating losses available as of
October 31, 2009 to offset future taxable income.  Applying a federal tax rate of 35%, these losses have an undiscounted cash value of $101 million.  In addition, the value of our state and foreign NOLs are $82 million and $102 million, respectively, for a total value of tax-effected, undiscounted cash of
$285 million.
A substantial portion of these NOL assets are subject to a valuation allowance.  In addition to the deferred tax assets attributable to the NOLs, we have other deferred tax assets arising from temporary book-tax differences subject to a valuation allowance of $1.7 billion, for a total balance of deferred tax assets subject to a valuation allowance of $2 billion.  Under U.S. GAAP rules, when the
Company is able to demonstrate sufficient earnings (both historically and in the future) to absorb these future deductions, the Company will release these valuation allowances to income.

NYSE: NAV
49 49
Frequently Asked Questions
Q21: How has The Worker, Homeownership, and Business Assistance Act of 2009 affected Navistar?
A: This legislation provides an opportunity to carry back alternative minimum tax net operating losses from the Company’s 2010 fiscal year and to receive a refund of alternative minimum tax payments made in the prior five fiscal years.  The Company intends to take advantage of this opportunity to the fullest extent allowable by law.
Q22: How will President Obama’s international tax policies impact Navistar, if enacted?
A: The President’s 2010 proposals would have anti-competitive implications for U.S. based companies with global operations, such as Navistar. In the near term we would not anticipate a material adverse impact on our financial statements due to the fact that we currently have a full valuation allowance against a large portion of our deferred tax assets and are still utilizing U.S. net operating losses. We continue to monitor these developments and will make changes to our operations, as appropriate, to address any such tax changes if ultimately adopted.
Q23: What makes up our consolidated tax expense?
A: Our pre-tax operating profits reflects our worldwide operations, so that our consolidated tax expense reflects the impact of differing tax positions throughout the world. In general, we currently have full valuation allowances against the deferred tax assets of our U.S. and Canadian operations.
Consequently, our tax expense in those jurisdictions is generally limited to current state or local taxes and the impact of alternative minimum taxes.  Our Brazilian and Mexican operations are profitable and as a result we accrue taxes in those jurisdictions.  This combination of factors causes our overall consolidated effective tax rate to be fairly low.

NYSE: NAV
50 50
Frequently Asked Questions
Q24: What contributed to a $15 million increase in income tax expense in Q1 2010 as compared to
Q1 2009?
A: In general one would expect our tax expense to decrease quarter to quarter in line with the reduction of pretax profit from Q1 2009 to Q1 2010.  The increase in income tax expense in primarily driven by two items:
1. A change in the Company’s quarterly provision process to include projected U.S. operations (only
Canada is now excluded) in the annual effective tax rate calculation.
Had our Q1 2009 tax provision been consistent with this method, our Q1 2009 provision would have increased by approximately $16 million.
2. During the quarter, the Company elected to participate in a tax amnesty program in Brazil in an effort to both manage future risks as well as obtain future cash benefits not otherwise available.
The costs incurred in participating in this program will be recovered by the ability to access certain benefits in the future.  Participation in this program resulted in a reduction to pretax income of $12 million and an increase to tax expense of $3 million in Q1 (which will be reduced by $3 million in tax benefits realized in succeeding quarters).
The Company also expects to resolve certain tax disputes that will result in a reduction of future tax expense by approximately $5 to $10 million.

NYSE: NAV
51 51
Frequently Asked Questions
Q25: Your tax footnote in the 10K discloses gross deferred tax assets of $2.2 billion. How will those assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes.  The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to reduce taxable income in the future.  In addition, we have several other major components of deferred taxes which will reduce taxable income in the future.  For example, the Company has accrued significant
OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future.  As these payments are made, the Company will realize tax deductions to the extent of its future taxable income.
Q26: What is your expected 2010 pension and OPEB GAAP expense?
A: Assuming no further containment actions and no curtailment events, we anticipate 2010 pension and
OPEB GAAP expense of approximately $185 to $200 million.  In 2009, pension and OPEB GAAP expense was $233 million.
Q27: What are your expected 2010 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $150 million in 2010.
Assuming no further actions by Congress, from 2011 through 2013, the Company will be required to contribute at least $256 million per year to the plans depending on asset performance and discount rates in the next several years.

NYSE: NAV
52 52
Frequently Asked Questions
Q28: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A:  The main variance between cash and GAAP interest results from the recent issuance of new manufacturing debt.  In October 2009, our manufacturing company issued $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes.  As a result of this issuance, future manufacturing interest expense will be higher than cash interest payments due to the amortization of debt issuance costs are amortized over the life of each note ($36 million), amortization of the original issue discount of the high yield notes ($37 million)
and amortization of the embedded call option in the convertible notes ($114 million).  In
FY 2010, this variance will be much larger due to the timing of interest payments on the high yield notes.  Interest payment dates are in May and November starting in May 2010.  Therefore, we will only have one cash payment this fiscal year even though expense will show the full year amount.  As a result of this and other non-cash interest expense, FY 2010 may show a variance of approximately $66 million between cash and GAAP interest.

NYSE: NAV
53 53
SEC Regulation G
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
DEBT
January 31,
2010
October 31,
2009
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $36 and $37 million at the
respective dates 964 $              963 $
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $109
    and $114 at the respective dates 461                 456
Debt of majority owned dealership 131                 148
Financing arrangements and capital lease obligations  249                 271
Other 21                   23
Total manufacturing operations debt 1,826 $           1,861 $
Less: Current portion (189)                (191)
Net long-term manufacturing operations debt 1,637 $           1,670 $
Financial services operations
Asset-backed debt issued by consolidated SPEs, at variable rates, due serially through 2016 1,187 $           1,227 $
Bank revolvers, at fixed and variable rates, due dates from 2010 through 2015 1,100              1,518
Revolving retail warehouse facility, at variable rates, due 2010 500                 500
Commercial Paper, at variable rates, due serially through 2010 34                   52
  Borrowing secured by operating and finance leases, at various rate, due serially through 2016 137                 134
Total financial services operations debt 2,958 $           3,431 $
Less: Current portion (834)                (945)
Net long-term financial services operations debt 2,124 $           2,486 $
Cash & Cash Equivalents
January 31,
2010
October 31,
2009
Manufacturing non-GAAP (Unaudited) 618 $              1,152 $
Financial Services non-GAAP (Unaudited) 72                   60
Consolidated US GAAP (Audited) 690 $              1,212 $
Manufacturing Cash & Cash Equivalents non-GAAP (Unaudited) 618 $              1,152 $
Manufacturing Marketable Securities non-GAAP (Unaudited) 50                   -
Manufacturing Cash, Cash Equivalents & Marketable Securities non-GAAP (Unaudited) 668 $              1,152 $
*Includes increase in cash and cash equivalents from consolidating Blue Diamond Truck and Blue Diamond Parts
Unaudited
Unaudited

NYSE: NAV
SEC Regulation G
Three Months Ended January 31st
($ millions)
FY 2010
Net income (loss) attributable to NIC $17
Add back income taxes $8
Income before income taxes $25
Less equity income from financial service operations ($12)
Income before income taxes and equity income from financial service operations $13
Add back interest expense $39
EBIT $52
Add back depreciation and amortization* $72
EBITDA $124
*Includes depreciation of equipment leased to others
Navistar International Corporation (Manufacturing operations with financial services operations on a pre-tax equity basis)
54

NYSE: NAV
55 55
SEC Regulation G –
Fiscal Year Comparison
This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-
GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
2009 2008
Non GAAP Non GAAP As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
Without
Impacts Impacts With Impacts
U.S. and Canada Industry 181,800        244,100
($billions)
Sales and revenues, net 11.6 $           14.7 $
($millions)
Manufacturing segment profit* 707 $            707 $            1,088 $         1,088 $
Ford settlement net of related charges 160               160               (37)               (37)
Impairment of property, plant and equipment (31)               (31)               (358)             (358)
Manufacturing segment profit 707               129               836               1,088            (395)             693
Below the line items
(excluding items listed below) (468)             (468)             (502)             (502)
Write-off of debt issuance cost (11)               (11)               -
Below the line items (468)             (11)               (479)             (502)             -               (502)
Income (loss) excluding income tax 239               118               357               586               (395)             191
Income tax benefit (expense) (34)               (3)                 (37)               (58)               1                   (57)
Net Income (loss) attributable to Navistar International Corporation 205 $            115 $            320 $            528 $            (394) $          134 $
Diluted earnings (loss) per share ($'s) 2.86 $           1.60 $           4.46 $           7.21 $           (5.39) $         1.82 $
Weighted average shares outstanding: diluted (millions)
71.8              71.8              73.2              73.2
* Includes: minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax

NYSE: NAV
56 56
SEC Regulation G –
Goal Reconciliation
Future 2009
Current
Target
@ 350k
Industry
Original
Target
@ 414.5k
Industry
U.S. and Canada Industry 350,000        414,500
($billions)
Sales and revenues, net $ 20 + $ 15 +
($millions)
Manufacturing segment profit 1,780 $         1,600 $
Below the line items (including tax) (888)             (775)
Net Income attributable to Navistar International Corporation 892 $            825 $
Diluted earnings (loss) per share ($'s) attributable to Navistar International Corporation 12.31 $         11.46 $
Weighted average shares outstanding: diluted (millions)
~ 72.5 ~ 72.5

NYSE: NAV
57 57
SEC Regulation G –
Quarterly Comparison
This presentation is not in accordance with, or an alternative for,
U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting, giving effect to the adjustments shown in the reconciliation above, provides meaningful information and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the above reconciliations and to provide an additional measure of performance.
2010 Q1 2009 Q1
As Reported Non GAAP Non GAAP As Reported
Without
Impacts Impacts With Impacts
($billions)
Sales and revenues, net 2.8 $             3.0 $
($millions)
Manufacturing segment profit 168               211               196               407
Below the line items (143)             (174)             (6)                 (180)
Income excluding income tax 25                 37                 190               227
Income tax benefit (expense) (8)                 11                 (4)                 7
Net Income attributable to Navistar International Corporation 17 $              48 $              186 $            234 $
Diluted earnings per share ($'s) attributable to Navistar International Corporation 0.23 $           0.67 $           2.60 $           3.27 $
Weighted average shares outstanding: diluted (millions)
72.1              71.6              71.6
* Includes: minority interest in net income of subsidiaries net of tax; extraordinary gain net of tax